UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 28, 2023

Date of Report (Date of earliest event reported)

Aquaron Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41470	86-2760193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 Madison Ave. 8th Floor New York NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 970-2181

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AQU	The Nasdaq Stock Market LLC
Rights	AQUNR	The Nasdaq Stock Market LLC
Units	AQUNU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As approved by its stockholders at the special meeting of Stockholders held on June 28, 2023 (the “Special Meeting”), Aquaron Acquisition Corp. (“Aquaron” or the “Company”) entered into an amendment to the Investment Management Trust Agreement, dated as of October 3, 2022, with Continental Stock Transfer & Trust Company, on June 29, 2023 (the “Trust Amendment”). Pursuant to the Trust Amendment, the Company has the right to extend the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement for a period of 3 months from July 6, 2023 to October 6, 2023, plus an option for the Company to further extend such date to January 6, 2024, and then on a monthly basis up to four times from January 6, 2024 to May 6, 2024. The Trust Amendment is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Meeting on June 28, 2023, Aquaron filed an amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on June 29, 2023 (the “Charter Amendment”), giving the Company the right to extend the Business Combination Period from July 6, 2023 to October 6, 2023, plus an option for the Company to further extend such date to January 6, 2024, and then on a monthly basis up to four times from January 6, 2024 to May 6, 2024 (the later such date actually extended being referred to as the “Extended Date”). The Charter Amendment is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 28, 2023, the Company held the Special Meeting. On June 1, 2023, the record date for the Special Meeting, there were 7,040,240 shares of common stock of Aquaron entitled to be voted at the Special Meeting. At the Special Meeting, 4,648,570 shares of common stock of Aquaron or 66.03% of the shares entitled to vote at the Special Meeting were represented in person or by proxy.

1. Charter Amendment

Stockholders approved the proposal to amend the Company’s amended and restated certificate of incorporation, giving Aquaron the right to extend the Business Combination Period from July 6, 2023 to October 6, 2023, plus an option for the Company to further extend such date to January 6, 2024, and then on a monthly basis up to four times from January 6, 2024 to May 6, 2024. Adoption of the Charter Amendment required approval by the affirmative vote of at least a majority of the Company’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,426,417	222,153	0

2. Trust Amendment

Stockholders approved the proposal to amend the Company’s Investment Management Trust Agreement, dated as of October 3, 2022, by and between the Company and Continental Stock Transfer & Trust Company to allow the Company to extend the Business Combination Period for a period of 3 months from July 6, 2023 to October 6, 2023, plus an option for the Company to further extend such date to January 6, 2024, and then on a monthly basis up to four times from January 6, 2024 to May 6, 2023. Adoption of the amendment required approval by the affirmative vote of at least a majority of the Company’s outstanding shares of common stock sold in the IPO. The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,426,417	222,153	0

Item 8.01. Other Events.

In connection with the stockholders’ vote at the Special Meeting of Stockholders held by Aquaron on June 28, 2023, 2,487,090 shares were tendered for redemption.

On June 30, 2023, Bestpath transferred $210,000 to Continental Stock Transfer and Trust Company to be deposited into the Trust Fund to extend the Business Combination Period from July 6, 2023 to October 6, 2023. Accordingly, Aquaron now has until October 6, 2023, to complete its initial business combination.

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

The forward-looking statements are based on the current expectations of the management of Aquaron and Bestpath, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements including: risks related to Bestpath’s businesses and strategies; the ability to complete the Proposed Transaction due to the failure to obtain approval from Aquaron’s stockholders or satisfy other closing conditions in the definitive merger agreement; the amount of any redemptions by existing holders of Aquaron’s common stock; the ability to recognize the anticipated benefits of the business combination; in the final prospectus of Aquaron for its initial public offering dated October 3, 2022; and in Aquaron’s other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Aquaron, Bestpath and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

On March 23, 2023, Aquaron entered into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”) with (i) Bestpath IoT Technology Ltd., a Cayman Islands exempted company (the “Holdco”), (ii) Bestpath Group Limited, an exempted company incorporated in Cayman Islands and a direct wholly-owned subsidiary of Holdco (the “PubCo”), (iii) Bestpath Merger Sub I Limited, an exempted company incorporated in Cayman Islands and a direct wholly-owned subsidiary of PubCo, (iv) Bestpath Merger Sub II Inc., a Delaware corporation and a direct wholly-owned subsidiary of PubCo, and (v) Bestpath (Shanghai) IoT Technology Co., Ltd. (轻程（上海）物联网科技有限公司), a PRC limited liability company (“Bestpath”), which will result in Bestpath being operated under the PubCo following the business combination (the “Proposed Transaction”). Following the Proposed Transaction, Pubco expects its ordinary shares to be traded on The Nasdaq Stock Market. In connection with this transaction, Pubco and Aquaron will file relevant materials with the Securities and Exchange Commission (the “SEC”), including the Registration Statement on Form F-4 and a proxy statement (the “Registration Statement”). The Registration Statement will include a proxy statement to be distributed to holders of Aquaron’s common stock in connection with Aquaron’s solicitation of proxies for the vote by Aquaron shareholders with respect to the Proposed Transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of securities to be issued to Bestpath’s stockholders in connection with the Proposed Transaction. After the Registration Statement has been filed and declared effective, Aquaron will mail a definitive proxy statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the Registration Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Aquaron, Bestpath and the Proposed Transaction. Additionally, Aquaron will file other relevant materials with the SEC in connection with the business combination. Copies of these documents may be obtained free of charge at the SEC’s web site at www.sec.gov. Securityholders of Aquaron are urged to read the Registration Statement and the other relevant materials when they become available before making any voting decision with respect to the Proposed Transaction because they will contain important information. The Registration Statement and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to Aquaron at 515 Madison Avenue, 8th Floor, New York, NY 10022. INVESTORS AND SECURITY HOLDERS OF AQUARON ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT AQUARON WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AQUARON, BESTPATH AND THE TRANSACTIONS.

Participants in Solicitation

Aquaron, Bestpath and their respective directors and executive officers may be deemed participants in the solicitation of proxies with respect to the Proposed Transaction under the rules of the SEC. Securityholders may obtain more detailed information regarding the names, affiliations, and interests of certain of Aquaron’s executive officers and directors in the solicitation by reading Aquaron’s Registration Statement and other relevant materials filed with the SEC in connection with the Proposed Transaction when they become available. Information about Aquaron’s directors and executive officers and their ownership of Aquaron common stock is set forth in Aquaron’s prospectus related to its initial public offering dated October 3, 2022, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of that filing. Other information regarding the interests of Aquaron’s participants in the proxy solicitation, which in some cases, may be different than those of their stockholders generally, will be set forth in the Registration Statement relating to the Proposed Transaction when it becomes available. These documents can be obtained free of charge at the SEC’s web site at www.sec.gov.

Bestpath and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Aquaron in connection with the Proposed Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Transaction will be included in the Registration Statement for the Proposed Transaction.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Aquaron or Bestpath, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation of Aquaron Acquisition Corp. dated June 29, 2023
10.1	Amendment to the Investment Management Trust Agreement, dated as of October 3, 2022, between Aquaron Acquisition Corp. and Continental Stock Transfer & Trust Company dated June 29, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2023

AQUARON ACQUISITION CORP.

By:	/s/ Yi Zhou
Name:	Yi Zhou
Title:	Chief Executive Officer